Exhibit 10.3.4

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

1. CONTRACT ID CODE		Page 1 of 1	
2. AMENDMENT/MODIFICATION NO. 0008	3. EFFECTIVE DATE 08/07/2009	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. *(If applicable)*

6. ISSUED BY CODE 00001
No Invoice Information
445 12th St., SW,
Washington, DC 20554

7. ADMINISTERED BY *(If other than Item 6)* CODE

8. NAME AND ADDRESS OF CONTRACTOR *(No., street, county, State and Zip Code)*

Neustar, Inc.
46000 Center Oak Plaza
Sterling, VA 20166

CODE * FACILITY CODE

9A. AMENDMENT OF SOLICITATION NO.

9B. DATED *(SEE ITEM 11)*

(X) 10A. MODIFICATION OF CONTRACT/ORDER NO. CON07000005

(X) 10B. DATED *(SEE ITEM 13)*

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning ___ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA *(If required)*
No Funding Information

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS.
IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
☐	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
✓	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 52.217-9 ~ Option to Extend the Term of the Contract
☐	D. OTHER *(Specify type of modification and authority)*

E. IMPORTANT: Contractor [X] is not, ☐ is required to sign this document and return ____ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION *(Organized by UCF section headings, including solicitation/contract subject matter where feasible.)*

This contract is hereby being modified as follows:

1) In accordance with FAR 52.217-9, Option to Extend the Term of the Contract, Option I is hereby exercised with a period of performance of 8/15/2009 - 8/14/2010. Funding is available.

2) Change Contracting Officer from Anthony Wimbush to Arnett Rogiers

All other terms and conditions remain the same

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER *(Type or print)*		16A. NAME AND TITLE OF CONTRACTING OFFICER *(Type or print)* Arnett A. Rogiers	
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. United States of America BY [signature] (Signature of Contracting Officer)	16C. DATE SIGNED 08/10/2009

NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE

STANDARD FORM 30 (REV. 10-83)
Prescribed by GSA FAR (48 CFR) 53.243

FCC
Revised Nov. 2006
CONTRACTOR PERFORMANCE EVALUATION SURVEY
CONTRACTOR NAME: NueStar
CONTRACT NUMBER: CON 07000005

EVALUATION PERIOD: 814/2007 — PRESENT	DELIVERY ORDER NO.:

GOVERNMENT TECHNICAL REPRESENTATIVE:

Gary Remondino	202-418-2298

Name (print)	Code	Phone
     Please read the statements below, indicating your relative level of agreement in the box provided:

	EXCELLENT	VERY GOOD	SATISFACTORY	POOR	UNACCEPTABLE
a.) QUALITY OF PRODUCT OR SERVICE:
(1) The Contractor provided a product or service that conformed to contract requirements, specifications, and standards of good workmanship		XX
(2) The Contractor submitted accurate reports.		XX
(3) The Contractor utilized personnel that were appropriate to the effort performed.		XX

b.) COST CONTROL:

(1) The Contractor performed the effort within the estimated cost/price.		XX
(2) The Contractor submitted accurate invoices on a timely basis.		XX
(3) The Contractor demonstrated cost efficiencies in performing the required effort.		XX
(4) The actual costs/rates realized closely reflected the negotiated costs/rates.		XX

c.) SCHEDULE:

(1) The tasks required under this effort were performed in a timely manner and in accordance with the period of performance of the contract.		XX
(2) The Contractor was responsive to technical and/or contractual direction.		XX
NOTE: For statements indicating “Excellent” or “Unacceptable,” please provide an explanation on the attached page.

FCC
Revised Nov. 2006
CONTRACTOR PERFORMANCE EVALUATION SURVEY CONTINUED
CONTRACTOR NAME: Nuestar
CONTRACT NUMBER: CON07000005

				POOR	UNACCEPTABLE
	EXCELLENT “5”	VERY GOOD “4”	SATISFACTORY “3”	“2”	“1”
d.) BUSINESS RELATIONSHIPS:
(1) The Contractor demonstrated effective management over the effort performed.		XX
(2) The Contractor maintained an open line of communication so that the COR and/or Technical Point of Contact were apprised of technical, cost, and schedule issues.		XX
(3) The Contractor presented information and correspondence in a clear, concise, and businesslike manner.		XX
(4) The Contractor promptly notified the Contracting Officer’s Representative, Technical Point of Contact, and/or Contracting Officer in a timely manner regarding urgent issues.		XX
(5) The Contractor cooperated with the Government in providing flexible, proactive, and effective recommended solutions to critical program issues.		XX
(6) The Contractor made timely award to, and demonstrated effective management of, its subcontractors.		XX
(7) The Contractor demonstrated an effective small/small disadvantaged business subcontracting program.		XX

e.) CUSTOMER SATISFACTION:

(1) The products/services provided adequately met the needs of the program.		XX
(2) The Contractor was able to perform with minimal or no direction from the COR or the Technical Point of Contact.		XX
(3) I am satisfied with the performance of the Contractor under this effort.		XX

f.) KEY PERSONNEL:

(1) The labor turnover in key personnel labor categories was minimal and did not adversely affect Contractor performance.		XX
(2) The Contractor did not frequently propose personnel to fulfill the requirements of the contract that were clearly unqualified.		XX
NOTE: For statements indicating “Excellent” or “Unacceptable,” please provide an explanation on the attached page.

FCC
Revised Nov. 2006
CONTRACTOR PERFORMANCE EVALUATION SURVEY CONTINUED
CONTRACTOR NAME: NueStar
CONTRACT NUMBER: CON07000005
NARRATIVE EXPLANATION:
SEE COTR CONTRACTOR PERFORMANCE REPORT

CON07000005 Option Renewal
CONTRACTOR PERFORMANCE SYSTEM
Contractor Performance Report
THIS EVALUATION IS “IN PROGRESS”

Report Type: Interim Report	Reporting Period: From: 08/15/2005 To: Present
Evaluating Organization: WCB	Contract Number: CON07000005

Contractor Name and Address:
TIN:
NeuStar, Inc.	DUNS: 112403295
46000 Center Oak Plaza	SIC/NAICS: 519190
Sterling, VA 20166	Commodity Code: D308
Contract Type: Firm-Fixed Price
Contract Award Date: 08/15/07
Contract Expiration Date: 08/14/2012
Option Period: Option Period 1
Contract Value: $11,210,692.00
Description of Requirement:
Administrator of the Thousand Block Pooling North American Numbering Plan.

CON07000005 Option Renewal
RATINGS
Quality of Product or Service
     0=Unsatisfactory, 1=Poor, 2=Good, 3= Satisfactory, 4=Excellent, 5=Outstanding
Rating: 4
Government Comments for Quality of Product or Service:
The 2008 annual NANC PAS performance evaluation report and the 2008 Preliminary Performance Evaluation report both indicated the PAS provided excellent and above requirements and more than met expectations. Significant praise for PAS on quality of service and staff was consistent with industry responses such as: Timely, Helpful, Cooperative, Supportive, Responsive, and Knowledgeable. PAS clearly demonstrates expertise along with a wiliness to go the extra mile. No comments received from the industry revealed any concern about PAS quality of service or performance.
Cost Control
     0=Unsatisfactory, 1=Poor, 2=Good, 3= Satisfactory, 4=Excellent, 5=Outstanding
Rating: 4
Government Comments for Cost Control: The 2008 annual NANC PAS performance evaluation report and the 2008 Preliminary Performance Evaluation report both indicated the PAS provided excellent service and requirements and more than met expectations.
PAS continues to provide excellent cost controls.

CON07000005 Option Renewal
Timeliness of Performance
     0=Unsatisfactory, 1=Poor, 2=Good, 3= Satisfactory, 4=Excellent, 5=Outstanding
Rating: 4
Government Comments for Timeliness of Performance:
The 2008 annual NANC PAS performance evaluation report and the 2008 Preliminary Performance Evaluation report both indicated the PAS provided excellent and above requirements and More than Met expectations on performance timeliness on completing requirements.
Business Relations
     0=Unsatisfactory, 1=Poor, 2=Good, 3= Satisfactory, 4=Excellent, 5=Outstanding
Rating: 4
Government Comments for Business Relations:
The 2008 annual NANC NANPA performance evaluation report and the 2008 Preliminary Performance Evaluation report both indicated the PAS provided excellent and above requirements and exceeded expectations. Significant praise for PAS staff was consistent with industry responses

CON07000005 Option Renewal
such as: Helpful, Cooperative, Supportive, Responsive, Knowledgeable, and clearly demonstrates expertise along with a wiliness to go the extra mile. No comments received from the industry revealed any concern about NANPA performance.
Subcontracts
Are subcontracts involved? N/A
List company names for subcontracts and Government Comments for Subcontracts:
Contractor Key Personnel
Contractor Manager/Project Manager: Amy Putnam
Government Comments on Contractor Manager/Project Manager: Performance has been excellent.
Contractor Key Person (s), list all: Amy Putnam
Small Business Subcontracting Plan
Did the contractor make a good faith effort to comply with its subcontracting plan consistent with the goals and objectives, reporting and other aspects of the plan?
If this is a bundled contract, did the contractor meet the goals and objectives for small business participation? N/A
Government Comments on Small Business Subcontracting Plan:

CON07000005 Option Renewal
Small Disadvantaged Business Goals
Did the contractor make a good faith effort to comply with its subcontracting plan consistent with the goals and objectives, for small disadvantaged business (SDB) participation, monetary targets for SDB participation, and required notifications?
Government Comments for Meeting SDB Subcontracting Requirements:
Customer Satisfaction
Is/was the contractor committed to customer satisfaction? Yes
Government Comments for Customer Satisfaction?
The 2008 annual NANC PAS performance evaluation report and the 2006 Preliminary Performance Evaluation report both indicated the NANPA provided excellent and above requirements and exceeded expectations. Significant praise for PAS staff was consistent with industry responses such as: Helpful, Cooperative, Supportive, Responsive, Knowledgeable, and clearly demonstrates expertise along with a wiliness to go the extra mile. No comments received from the industry revealed any concern about PAS performance.
Project Officer/COTR: Gary Remondino
Phone: 202-418-2298
Fax: 202-418-6624
e-mail: gary.remondino@fcc.gov

CON07000005 Option Renewal
Technical Point of
Contact (TPOC): Gary Remondino
Phone:     202-418-2298
Fax:         202-418-1413
e-mail:      Gary.Remondino@fcc.gox
Contracting Officer: Arnett Rogiers
Phone: 202-418-1973
Fax: 202-418-0237
e-mail: Arnett.rogiers@fcc.gov
Contractor Representative: Amy Putnam
Phone:
Fax:
e-mail: Amy Putnam@neustar.biz
Summary of Ratings:
Quality for Product or Service Rating: 4
Cost Control Rating: 4
Timeliness of Performance Rating: 4
Business Relations Rating: 4